EXHIBIT 3.1

ARTICLES OF AMENDMENT

1.           CORPORATE NAME:           Lifeway Foods, Inc.

2.           MANNER OF ADOPTION OF AMENDMENT:

The following amendment of the Articles of Incorporation was adopted on June 16, 2006 in the manner indicated below, (“X” one box only)

☐	By a majority of the incorporators, provided no directors were named in the articles of Incorporation and no directors have been elected;

☐	By a majority of the board of directors, in accordance with Section 10.10, the corporation having Issued no shares as of the time of adoption of this amendment;

☐	By a majority of the board of directors, in accordance with Section 10.16, shares having been issued but shareholder action not being required for the adoption of the amendment;

☐
By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

☒
By the shareholders, In accordance with Sections 10.20 and 7.10, a resolution of the board of directors haling been duty adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10:

☐
By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent In writing has been signed by all the shareholders entitled to vote on this amendment

3.           TEXT OF AMENDMENT:

a.	When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

Article I: The name of the corporation is:

(NEW NAME)

All changes other than name, include on page 2
(over)

C-173.13
Text of Amendment

b.	(if amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

RESOLVED, that the Articles of Incorporation be amended to read as follows:

ARTICLE FOUR Paragraph 1:  The number of shares the corporation is authorized to issue shall be:

Class                                  Par Value                    Number of Shares Authorized

Common                                no par                           20,000,000
Preferred                               no par                             2,500,000

4.
The manner. if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or affected by this amendment, is as follows: (If not applicable, insert “No change”)

No change.

5.
(a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert “No change)

No change.

(b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital end Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert “No change)
No change.

	Before Amendment	After Amendment

Paid-in Capital	$6,186,426	$6,186,426

6.	The undersigned corporation has cause these articles to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true.

Dated:    Aug. 14                ,  2008                                    Lifeway Foods, Inc.
(Month & Day)     (Year)                     (Exact Name of Corporation at date of execution)

                         /s/  Julie Smolyansky
(Any Authorized Officer’s Signature)

Julie Smolyansky - President
(Type or Print Name and Title)

 ARTICLES OF AMENDMENT

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby adopts these Articles of Amendment to its
Articles of Incorporation.

ARTICLE ONE:                The name of the corporation is LIFEWAY FOODS, INC.

ARTICLE TWO:                The following amendment of the Articles of
Incorporation was adopted on June 17, 2000 in the manner indicated below.

                           By a majority of the incorporators, provided no
                           directors were named in the articles of incorporation
                           and no directors have been elected; or by a majority
                           of the board of directors, in accordance with Section
                           10.10, the corporation having issued no shares as of
                           the time of adoption of this amendment;

                           By a majority of the board of directors, in
                           accordance with Section 10.15, shares having been
                           issued but shareholder action not being required for
                           the adoption of the amendment;

                   X     By the shareholders, in accordance with Section
                           10.20, a resolution of the board of directors having
                           been duly adopted and submitted to the shareholders.
                           At a meeting of shareholders, not less than the
                           minimum number of votes required by statute and by
                           the articles of incorporation were voted in favor of
                           the amendment;

                           By the shareholders, in accordance with Sections
                           10.20 and 7.10, a resolution of the board of
                           directors having been duly adopted and submitted to
                           the shareholders. A consent in writing has been
                           signed by shareholders having not less than the
                           minimum number of votes required by statute and by
                           the articles of incorporation. Shareholders who have
                           not consented in writing have been given notice in
                           accordance with Section 7.10;

                           By the shareholders, in accordance with Sections
                           10.20 and 7.10, a resolution of the board of
                           directors have been duly adopted and submitted to the
                           shareholders. A consent in writing has been signed by
                           all the shareholders entitled to vote on this amendment.

RESOLUTION

         RESOLVED, that the Articles of Incorporation dated May 13, 1986 be amended to add the following sentence immediately following the existing provision relating to preemptive rights:

                "Notwithstanding anything contained herein to the contrary, the
                Corporation shall have the power to grant preemptive rights to any of its shareholders by contract."

                and further;

RESOLVED, that the text of the entire provision, as amended, will read as follows:

                "Additionally resolved that a shareholder of the Corporation shall not be entitled to a preemptive right to purchase,
                subscribe for, or otherwise acquire any unissued shares of stock of the Corporation, or any options or warrants to purchase, subscribe for or otherwise acquire any such unissued shares or any shares, bonds, notes, debentures, or other securities
                convertible into or carrying options or warrants to purchase, subscribe for or otherwise acquire any such unissued shares.
                Notwithstanding anything contained herein to the contrary, the
                Corporation shall have the power to grant preemptive rights to any of its shareholders by contract."

ARTICLE THREE:                      The manner in which any exchange, reclassification or
                                                      cancellation of issued shares, or a reduction of the
                                                      number of authorized shares of any class below the
                                                      number of issued shares of that class, provided for
                                                      or effected by this amendment, is as follows: (If not
                                                      applicable, insert "No change")

                                                                                      NO CHANGE

ARTICLE FOUR:               (a)    The manner in which said amendment effects a
                                                      change in the amount of paid-in capital (Paid-in
                                                      capital replaces the terms Stated Capital and Paid in
                                                      Surplus and is equal to the total of these accounts)
                                                      is as follows: (If not applicable, insert "No
                                                      change")

                                                                                      NO CHANGE

                                             (b)    The amount of paid-in capital (Paid-in capital
                                                      replaces the terms Stated Capital and Paid in Surplus
                                                      and is equal to the total of these accounts) as
                                                      changed by this amendment is as follows: (If not
                                                      applicable, insert "No change")

                                                                                      NO CHANGE

                                                      Before Amendment               After Amendment

                                                      ------------------------            ----------------------

(1)    The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated    June 17, 2000

                                              LIFEWAY FOODS, INC.

                                              By  /s/ Michael Smolyansky
                                                    -------------------------------
                                                   Michael Smolyansky, President

Attested By  /s/ Valeriy Nikolenko
                     --------------------------
                     Valeriy Nikolenko, Secretary

                              ARTICLES OF AMENDMENT

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby adopts these Articles of Amendment to its
Articles of Incorporation.

ARTICLE ONE:                  The name of the corporation is   LIFEWAY FOODS, INC.

ARTICLE TWO:                  The following amendment of the Articles of
                                              Incorporation was adopted on May 8 , 1987 in the
                                              manner indicated below.

                                              By a majority of the incorporators, provided no
                                              directors were named in the articles of incorporation
                                              and no directors have been elected; or by a majority
                                              of the board of directors, in accordance with Section
                                              10.10, the corporation having issued no shares as of
                                              the time of adoption of this amendment;

                                              By a majority of the board of directors, in
                                              accordance with Section 10.15, shares having been
                                              issued but shareholder action not being required for
                                              the adoption of the amendment;

                            X               By the shareholders, in accordance with Section
                                              10.20, a resolution of the board of directors having
                                              been duly adopted and submitted to the shareholders.
                                              At a meeting of shareholders, not less than the
                                              minimum number of votes required by statute and by
                                              the articles of incorporation were voted in favor of
                                              the amendment;

                                              By the shareholders, in accordance with Sections
                                              10.20 and 7.10, a resolution of the board of
                                              directors having been duly adopted and submitted to
                                              the shareholders. A consent in writing has been
                                              signed by shareholders having not less than the
                                              minimum number of votes required by statute and by
                                              the articles of incorporation. Shareholders who have
                                              not consented in writing have been given notice in
                                              accordance with Section 7.10;

                                              By the shareholders, in accordance with Sections
                                              10.20 and 7.10, a resolution of the board of
                                              directors have been duly adopted and submitted to the
                                              shareholders. A consent in writing has been signed by
                                              all the shareholders entitled to vote on this
                                              amendment.

                                                                Resolution

         RESOLVED, that the Articles of Incorporation be amended to read as follows:

ARTICLE FOUR Paragraph 1: The authorization shares shall be:

CLASS                          PAR VALUE               NUMBER OF SHARES AUTHORIZED
--------                          ---------------               ----------------------------------------------

COMMON                           NPV                                   10,000,000

PREFERRED                       NPV                                     2,500,000

ARTICLE THREE:                      The manner in which any exchange, reclassification or
                                                      cancellation of issued shares, or a reduction of the
                                                      number of authorized shares of any class below the
                                                      sued shares of that class, provided for or
                                                      effected by this amendment, is as follows: (If not
                                                      applicable, insert "No change")

NO CHANGE

ARTICLE FOUR:                (a)    The manner in which said amendment effects a
                                                      change in the amount of paid-in capital (Paid-in
                                                      capital replaces the terms Stated Capital and Paid in
                                                      Surplus and is equal to the total of these accounts)
                                                      is as follows: (If not applicable, insert "No
                                                      change")
NO CHANGE

                                              (b)    The amount of paid-in capital (Paid-in capital
                                                       replaces the terms Stated Capital and Paid in Surplus
                                                       and is equal to the total of these accounts) as
                                                       changed by this amendment is as follows: (If not
                                                       applicable, insert "No change")

                                                                                          NO CHANGE

                                                                Before Amendment           After Amendment

                            Paid-in Capital         ________________        _______________

(1) The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated:  June 26, 1989

LIFEWAY FOODS, INC.

Attested by  /s/ George Allen                                By    /s/ Michael Smolyansky
                     -------------------------                                --------------------------------
                     George Allen, Secretary                            Michael Smolyansky, President

 ARTICLES OF AMENDMENT

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE:                  The name of the corporation is  LIFEWAY FOODS, INC.

ARTICLE TWO:                 The following amendment of the Articles of
                            Incorporation was adopted on May 8, 1987 in the manner indicated
                            below.

                           By a majority of the incorporators, provided no
                           directors were named in the articles of incorporation
                           and no directors have been elected; or by a majority
                           of the board of directors, in accordance with Section
                           10.10, the corporation having issued no shares as of
                           the time of adoption of this amendment;

                           By a majority of the board of directors, in
                           accordance with Section 10.15, shares having been
                           issued but shareholder action not being required for
                           the adoption of the amendment;

                           By the shareholders, in accordance with Section
                           10.20, a resolution of the board of directors having
                           been duly adopted and submitted to the shareholders.
                           At a meeting of shareholders, not less than the
                           minimum number of votes required by statute and by
                           the articles of incorporation were voted in favor of
                           the amendment;

                     X   By the shareholders, in accordance with Sections
                           10.20 and 7.10, a resolution of the board of
                           directors having been duly adopted and submitted to
                           the shareholders. A consent in writing has been
                           signed by shareholders having not less than the
                           minimum number of votes required by statute and by
                           the articles of incorporation. Shareholders who have
                           not consented in writing have been given notice in
                           accordance with Section 7.10;

                           By the shareholders, in accordance with Sections
                           10.20 and 7.10, a resolution of the board of
                           directors have been duly adopted and submitted to the
                           shareholders. A consent in writing has been signed by
                           all the shareholders entitled to vote on this amendment.

Resolution

RESOLVED: THAT BY RESOLUTION OF THE BOARD OF DIRECTORS, AFFIRMED BY A UNANIMOUS VOTE BY THE SHAREHOLDERES OF THE CORPORATION, THE CORPORATE OFFICERS, DIRECTORS, AND SHAREHOLDERS HEREBY AGREE THAT THE NUMBER OF SHARES OF CORPORATE STOCK, AUTHORIZED TO BE ISSUED, SHALL BE INCREASED TO 10,000,000 SHARES.

ADDITIONALLY, IT IS RESOLVED THAT THE COMPANY'S AUTHORIZED CAPITAL IS TO INCLUDE 2,500,000 SHARES OF PREFERRED STOCK, WITH NO PAR VALUE. THE BOARD OF DIRECTORS IS GRANTED DISCRETION UNDER THE ARTICLES OF INCORPORATION OF THE COMPANY TO ASSIGN RIGHTS AND PRIVILEDGES TO THE SHARES OF PREFERRED STOCK.

ADDITIONALLY, IT IS RESOLVED THAT THE CORPORATION MAY DIVIDE AND ISSUE THE PREFERRED SHARES IN SERIES. PREFERRED SHARES OF EACH SERIES WHEN ISSUED SHALL BE DESIGNATED TO DISTINGUISH THEM FROM THE SHARES OF ALL OTHER SERIES. THE BOARD OF DIRECTORS IS HEREBY EXPRESSLY VESTED WITH AUTHORITY TO DIVIDE THE CLASS OF PREFERRED SHARES INTO SERIES AND TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF THE SHARES OF ANY SUCH SERIES SO ESTABLISHED TO THE FULL EXTENT PERMITTED BY THE ARTICLES OF INCORPORATION AND ALL AMENDMENTS MADE THERETO, AND THE LAWS OF THE STATE OF ILLINOIS IN RESPECT OF THE FOLLOWING:

(A)  THE NUMBER OF SHARES TO CONSTITUTE SUCH SERIES, AND THE DISTINCTIVE DESIGNATIONS THEREOF;

(B)  THE RATE AND PREFERENCE OF DIVIDENDS, IF ANY, THE TIME OF PAYMENT OF DIVIDENDS ARE CUMULATIVE AND THE DATE FROM WHICH ANY DIVIDEND SHALL ACCRUE;

(C)  WHETHER SHARES MAY BE REDEEMED AND, IF REDEEMED TO BE RETIRED AS CANCELLED SHARES OF THE CORPORATION OR SUCH SHARES MAY CONSTITUTE AUTHORIZED BUT UNISSUED SHARES;

(D)  THE AMOUNT PAYABLE UPON SHARES IN EVENT OF INVOLUNTARY LIQUIDATION;

(E)  THE AMOUNT PAYABLE UPON SHARES IN EVENT OF VOLUNTARY LIQUIDATION;

(F)  SINKING FUND OR OTHER PROVISIONS, IF ANY FOR THE REDEMPTION OR PURCHASE OF SHARES;

(G) THE TERMS AND CONDITIONS ON WHICH SHARES MAY BE   CONVERTED, IF THE SHARES OF ANY SERIES ARE ISSUED WITH THE PRIVILEGE OF CONVERSION;

(H)  VOTING POWERS, IF ANY; AND,

(I)   ANY OTHER RELATIVE RIGHTS AND PREFERENCES OF SHARES OF SUCH SERIES INCLUDING, WITHOUT LIMITATION, ANY RESTRICTION ON AN INCREASE IN THE NUMBER OF SHARES OF ANY SERIES THERETOFORE AUTHORIZED AND ANY LIMITATION OR RESTRICTION OF RIGHTS OR POWERS TO WHICH SHARES OF ANY FUTURE SERIES SHALL BE SUBJECT.

ADDITIONALLY RESOLVED THAT CUMLATIVE VOTING IN THE ELECTION OF DIRECTORS SHALL NOT BE PERMITTED BY THE CORPORATION.

ADDITIONALLY RESOLVED THAT A SHAREHOLDER OF THE CORPORATION SHALL NOT BE ENTITLED TO A PREEMPTIVE RIGHT TO PURCHASE, SUBSCRIBE FOR, OR OTHERWISE ACQUIRE ANY UNISSUED SHARES OF STOCK OF THE CORPORATION, OR ANY OPTIONS OR WARRANTS TO PURCHASE, SUBSCRIBE FOR OR OTHERWISE ACQUIRE ANY SUCH UNISSUED SHARES OR ANY SHARES, BONDS, NOTES, DEBENTURES, OR OTHER SECURITIES CONVERTIBLE INTO OR CARRYING OPTIONS OR WARRANTS TO PURCHASE, SUBSCRIBE FOR OR OTHERWISE ACQUIRE ANY SUCH UNISSUED SHARES.

THE AFOREMENTIONED RESOLUTIONS HAVE BEEN ADOPTED BY THE DIRECTORS OF THE CORPORATION, BY UNANIMOUS VOTE HELD THE 8TH DAY OF MAY, 1987.

ARTICLE THREE:                      The manner in which any exchange, reclassification or
                                                      cancellation of issued shares, or a reduction of the
                                                      number of authorized shares of any class below the
                                                      number of issued shares of that class, provided for
                                                       or effected by this amendment, is as follows: (If not
                                                      applicable, insert "No change")

                                                                NO CHANGE

ARTICLE FOUR:               (a)    The manner in which said amendment effects a
                                                      change in the amount of paid-in capital (Paid-in
                                                      capital replaces the terms Stated Capital and Paid in
                                                      Surplus and is equal to the total of these accounts)
                                                      is as follows: (If not applicable, insert "No
                                                      change")

                                                                NO CHANGE

                                             (b)    The amount of paid-in capital (Paid-in capital
                                                      replaces the terms Stated Capital and Paid in Surplus
                                                      and is equal to the total of these accounts) as
                                                      changed by this amendment is as follows: (If not
                                                      applicable, insert "No change")

                                                                NO CHANGE

                                                            Before Amendment                       After Amendment

                    Paid-in Capital                   $1,000.00                                        $1,000.00

(1)     The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated:  May 8, 1987                                                              LIFEWAY FOODS, INC.

      Attested by  /s/ Edward Pucossi                                      By  /s/ Michael Smolyansky
                          -------------------------------                                -------------------------------
                          Edward Pucossi, Secretary                                 Michael Smolyansky, President

                                                ARTICLES OF INCORPORATION

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned incorporator(s) hereby adopt the following Articles of
Incorporation.

ARTICLE ONE:                  The name of the corporation is LIFEWAY FOODS, INC.

ARTICLE TWO:                 The name and address of the initial registered agent and its registered office are:

                           Registered Agent:  LAWRENCE H. BINDEROW

                           Registered Office:  105 WEST MADISON STREET, SUITE 1204
                                                             CHICAGO, IL 60602          COOK COUNTY

ARTICLE THREE:              The purpose or purposes for which the corporation is
                                              organized are:

THE TRANSACTION OF ANY AND ALL LAWFUL BUSINESSES FOR WHICH CORPORATIONS MAY BE INCORPORATED UNDER THE ILLINOIS BUSINESS CORPORATION ACT.

ARTICLE FOUR:  Paragraph 1: The authorized shares shall be:

CLASS                  PAR VALUE PER SHARE             NUMBER OF SHARES AUTHORIZED
--------                  ------------------------------              ---------------------------------------------
Common                            NPV                                                               5,000,000

                              Paragraph 2:   The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

                                                                              NONE

ARTICLE FIVE:   The number of shares to be issued initially, and the consideration to be received by the corporation therefor, are:

                       PAR VALUE        NUMBER OF SHARES                CONSIDERATION
CLASS           PER SHARE        PROPOSED TO BE ISSUED       RECEIVED THERFOR
--------            --------------        ---------------------------------       --------------------------
Common             NPV                             1,000                                          $1,000.00

                           ---------------------------------------------------------------------------------

                                                                                               TOTAL    $1,000.00

ARTICLE SIX:  OPTIONAL

                           The number of directors constituting the initial
                           board of directors of the corporation is TWO and the
                           names and addresses of the persons who are to serve
                           as directors until the first annual meeting of
                           shareholders or until their successors be elected and
                           qualify are:

                            NAME                                                    RESIDENTIAL ADDRESS
                           ---------------------------------------------------------------------------------------
                            Michael Smolyansky             5246 Foster Avenue, Skokie, IL 60077
                           ---------------------------------------------------------------------------------------
                            Edward Pucossi                     1607 West Thome, Chicago, IL 60645
                           --------------------------------------------------------------------------------------

ARTICLE SEVEN:  OPTIONAL

                           (a)      It is estimated that the value of all property to be
                                     owned by the  corporation for the following year
                                     wherever located will be:                        $_________

                           (b)      It is estimated that the value of the property to be
                                     located within the State of Illinois during the following
                                     year will be:                                              $_________

                           (c)      It is estimated that the gross  amount of business
                                     which will be transacted by the corporation during the
                                     following year will be:                             $_________

                           (d)      It is estimated that the gross amount of business which
                                     will be transacted from places of business in the State
                                     of Illinois during the following year will be:
                                                                                                         $_________

ARTICLE EIGHT:  OTHER PROVISIONS

                           Attach a separate sheet of this size for any other
                           provision to be included in the Articles of
                           Incorporation, e.g., authorizing pre-emptive rights;
                           denying cumulative voting; regulating internal
                           affairs; voting majority requirements; fixing a
                           duration other than perpetual; etc.

NAMES & ADDRESSES OF INCORPORATORS

         The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

DATED:  May 13, 1986

      SIGNATURES AND NAMES                        POST OFFICE ADDRESS

     1.  /s/ Michael Smolyansky                                     1.  5246 FOSTER AVENUE
        -----------------------------------------------              ----------------------------------------------
            MICHAEL SMOLYANSKY                                 SKOKIE,            ILLINOIS         60077
        -----------------------------------------------              ----------------------------------------------
           Name                                                                        City/Town            Date            Zip

     2.  /s/ Ed Pucossi                                                     2.    1607 WEST THOME
        -----------------------------------------------              ----------------------------------------------
             Signature                                                                   Street

        EDWARD PUCOSSI                                                 CHICAGO,           ILLINOIS         60645
        -----------------------------------------------              ----------------------------------------------
        Name                                                                          City/Town            Date            Zip